UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2015

GOLDEN ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-4339	63-0250005
(State or other jurisdiction of	(Commission File Number)	(IRS Employer ID No.)
incorporation)

One Golden Flake Drive, Birmingham, Alabama	35205
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (205) 458-7316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2015, Golden Enterprises Inc. (the "Company") entered into a Director Nomination Agreement (the "Agreement") with White Winston Select Asset Fund GF-14, LLC ("White Winston"). The following is a summary of the terms of the Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 99.2 and is incorporated herein by reference.

White Winston beneficially owns more than 5% of the outstanding common stock of the Company. The Board of Directors of the Company (the “Board”) is currently comprised of eleven directors. Pursuant to the Agreement, upon White Winston acquiring 8% of the outstanding stock of the Company, the size of the Board will be increased by one director and White Winston will have the right to nominate a person to serve as this additional director (the “White Winston Nominee”).

In addition, the Agreement provides, among other things, that:

•	the Board will consider the White Winston Nominee in good faith and in a manner consistent with its consideration and review of other members of the Board in accordance with Company policy;
•	any White Winston Nominee must qualify as an “independent director” under NASDAQ listing standards;
•	in the event any White Winston Nominee elected to the Board is unable to serve, White Winston shall be entitled to designate a replacement nominee acceptable to the Board;
•	in the event White Winston’s ownership of the Company’s stock drops below 8%, then, with limited exceptions, the Board member nominated by White Winston will resign from the Board and will not be replaced;
•	the White Winston Nominee agrees that he or she will renounce and waive any rights to serve on the Voting Committee, as such committee is described in the Last Will and Testament and Codicils thereto of Sloan Y. Bashinsky, Sr. and the SYB, Inc. Common Stock Trust created by Sloan Y. Bashinsky, Sr., copies of which were filed with the Securities and Exchange Commission as Exhibit 99.1 with the Company’s Form 10-K for the year ended June 3, 2005; and
•	the Agreement terminates in the event that White Winston Asset Fund, LLC ceases to serve as controlling manager of White Winston or two of the named control persons of White Winston Asset Fund, LLC cease to serve as controlling manager(s) of White Winston Asset Fund, LLC.

The White Winston Nominee will receive the same compensation and indemnification as the Company's other non-employee directors.

A copy of the press release issued by the Company regarding the agreement is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are filed with this document:

Exhibit Number	Description

99	Press release, dated October 30, 2015, issued by Golden Enterprises, Inc.
99-2	Director Nomination Agreement

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated October 30, 2015, issued by Golden Enterprises, Inc.
99-2	Director Nomination Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2015

GOLDEN ENTERPRISES, INC.

	By:	/s/ Patty Townsend
Patty Townsend
Vice President, CFO & Secretary